EXHIBIT 10.3

                        Consent of Dr. Thomas J. Russell

         The undersigned agrees that the Schedule 13D executed by Emcore Corporation to which this statement is attached as an exhibit is filed on behalf of Emcore Corporation and Dr. Thomas J. Russell pursuant to Rule 13d-1(k)(1) of the Securities Exchange Act of 1934.

Dated:  August 13, 2001

                                                       /s/Thomas J. Russell
                                                       ------------------------
                                                       Dr. Thomas J. Russell